Exhibit 10.1

Amendment Agreement

This Amendment Agreement (this “Agreement”), dated as of January 27th, 2023 (the “Effective Date”), is made by and among Alto Opportunity Master Fund, SPC – Segregated Master Portfolio B, in its capacity as a holder of Notes and as Collateral Agent (“Holder”), Genius Group Limited, a Singapore public limited company (the “Company”) and the guarantors executing this Agreement (the “Guarantors”).

WHEREAS, the Company and the Holders entered into that certain Securities Purchase Agreement (the “Securities Purchase Agreement”), dated August 24, 2022, pursuant to which the Holders acquired senior secured convertible notes due February 26, 2025, in the aggregate original principal amount of $18,130,000 (the “Notes”);

WHEREAS, the parties hereto now desire to make certain amendments to the Securities Purchase Agreement and Note subject to the terms and conditions of this Agreement.

NOW, THEREFORE, in consideration of the premises set forth above and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.	Definitions. Capitalized terms used herein but not otherwise defined herein shall have the respective meanings given such terms in the Securities Purchase Agreement.

2.	Agreements of the Parties.

(a)	Blocked Cash. On the Effective Date, Holder agrees to authorize the release of $4,000,000 of Blocked Cash from the Blocked Account. Holder agrees to execute and deliver to the depository bank where the Blocked Account is maintained such instruction letters, directions or other instruments necessary to give effect to the foregoing.

3.	Amendments to the Securities Purchase Agreement. Effective on the Effective Date, the Company hereby agrees to amend the Securities Purchase Agreement as follows:

(a)	Section 4 of the Securities Purchase is hereby amended by adding the following as new Section 4.17:

“4.17 Variable Rate Transactions. From the date of this Agreement and for so long as the Notes remain outstanding, the Company shall obtain the Buyers’ written consent prior to announcing, effecting, or entering into an agreement, letter of intent, term sheet, engagement letter or other instrument or arrangement to effect, at any time, any issuance by the Company or any of its Subsidiaries of Common Stock or Common Stock Equivalents (or a combination of units thereof) involving a Variable Rate Transaction. In addition, the Company covenants and agrees that

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it will not enter into any agreement, undertaking or covenant with a third party that prohibits the Company or its Subsidiaries from entering into, effecting or announcing a Variable Rate Transaction or similar transaction with the Buyers or their Affiliates at any time. “Variable Rate Transaction” means a transaction in which the Company (i) issues or sells any debt, preferred stock or equity securities that are convertible into, exchangeable or exercisable for, or include the right to receive additional shares of Common Stock either (A) at a conversion price, exercise price or exchange rate or other price that is based upon and/or varies with the trading prices of or quotations for the shares of Common Stock at any time after the initial issuance of such debt or equity securities, or (B) with a conversion, exercise or exchange price that is subject to being reset at some future date after the initial issuance of such debt or equity security or upon the occurrence of specified or contingent events directly or indirectly related to the business of the Company or the market for the Common Stock or (ii) enters into, or effects a transaction under, any agreement, including, but not limited to, an equity line of credit or an “at-the-market offering,” whereby the Company may issue securities at a future determined price. Any Buyer shall be entitled to obtain injunctive relief against the Company to preclude any such issuance, which remedy shall be in addition to any right to collect damages. Notwithstanding the foregoing, the Company may enter into and make sales of Ordinary Shares pursuant to an “at the market” offering program with a bona fide broker dealer or investment bank provided that the Company does not sell its Ordinary Shares at a price less than or equal to $5.17 (subject to appropriate adjustments for any share dividend, share split, share combination, reclassification or similar transaction).”

(b)	Section 4.13(a) of the Securities Purchase Agreement is hereby amended and restated in its entirety as follows:

From the date hereof until March 1, 2026, upon any proposed issuance by the Company or any of its Subsidiaries of any Ordinary Shares, Options, Convertible Securities or Indebtedness in exchange for cash, notes, convertible notes, indebtedness or a combination thereof (a “Subsequent Financing”), the Buyers shall have the right to participate in up to an aggregate amount of the Subsequent Financing equal to the Participation Maximum (as defined below), pro rata to each Buyer’s Subscription Amount, on substantially the same economic terms and conditions set forth in the Offer Notice. For purposes of this Agreement, the

“Participation Maximum” shall mean (a) so long as the Notes remain outstanding, 100% and (b) if the Notes are no longer outstanding, 40%.

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4.            Amendment to the Note.

(a)            Section 2(a) of the Note is hereby amended and restated in its entirety as follows:

“Interest on this Note shall commence accruing on the Issuance Date and shall be computed on the Outstanding Principal Value of this Note (less, so long as no Event of Default has occurred and solely for purposes of this Section 2(a), the amount of Cash then held in the Blocked Account from and after the date that $4,000,000 is released from the Blocked Account pursuant to Section 2(a) of the Amendment Agreement, dated January 27th, 2023, by and among the Company and the Holders), and on basis of a 360-day year and twelve 30-day months and shall be payable in arrears on each Interest Date and shall compound each calendar month and shall be payable in accordance with the terms of this Note. Interest shall be paid (i) on each Interest Date occurring on an Installment Date in accordance with Section 8 as part of the applicable Installment Amount due on the applicable Installment Date and (ii) with respect to each other Interest Date, on such Interest Date in cash.”

(b)	Section 10 of the Note is hereby amended by replacing the references to “30th Trading Day”, “30 Trading Day period” and “Debentures” with “60th Trading Day”, “60 Trading Day period” and “Notes”, respectively.

5.	Acknowledgements. The Company and each Guarantor acknowledges, agrees, represents and warrants as follows:

(a)	The Securities Purchase Agreement, the Notes and the other Transaction Documents, in each case as amended hereby, are legal, valid, binding and enforceable against the Company and the Guarantors in accordance with their respective terms.

(b)	The Company’s and each Guarantor’s respective obligations under the Transaction

Documents, as amended hereby, are not subject to any setoff, deduction, claim, counterclaim or defenses of any kind or character whatsoever.

(c)	The Holders and the Collateral Agent have valid, enforceable and perfected security interests in and liens on the Collateral (as defined in the Security Agreement), as to which there are no setoffs, deductions, claims, counterclaims, or defenses of any kind or character whatsoever.

(d)	Except as previously disclosed to the Holders in writing, the Company represents and warrants that (x) no Event of Default under the Notes has occurred and is continuing and (y) each of the Company’s representations and warranties set forth in the Securities Purchase Agreement are true and correct as if made on the date of this Agreement.

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6.	No Waivers, Modifications. Except for the amendments and waivers expressly set forth herein, nothing contained in this Agreement shall be deemed or construed to amend, supplement, modify or waive any other provisions of the Transaction Documents or otherwise affect the rights and obligations of any party thereto, all of which remain in full force and effect.

7.	Transaction Document. This Agreement is a Transaction Document.

8.	Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the Company, the Guarantors and the Holders, and each of their respective successors and assigns.

9.	Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York. The parties agree that the state and federal courts located in New York County, New York shall have exclusive jurisdiction over any action, proceeding or dispute arising out of this Agreement and the parties submit to the personal jurisdiction of such courts.

10.	Counterparts. This Agreement may be executed in any number of counterparts, all of which shall constitute one and the same agreement, and any party hereto may execute this Agreement by signing and delivering one or more counterparts. Delivery of an executed counterpart of this Agreement electronically or by facsimile shall be effective as delivery of an original executed counterpart of this Agreement.

11.            Disclosure. The Company will disclose the material terms of this Agreement and the transactions contemplated hereby and thereby and attaching this Agreement as an exhibit thereto by not later than 4:30 p.m. on January 30th, 2023, or such earlier time as may be required by law, by means of a Report of a Foreign Private Issuer on Form 6-K filed with the Commission. Upon the filing such Form 6-K, the Company represents to the Holders that it shall have publicly disclosed all “material, non-public information” delivered to any of the Holders by the Company or any of its Subsidiaries, or any of their respective officers, directors, employees or agents in connection with the transactions contemplated hereby. The Company and the Holders shall consult with each other in filing the Form 6-K and in issuing any other public announcements, press releases with respect to the transactions contemplated hereby.

12.	Expense Reimbursement. The Company will reimburse the Holder for the fees of legal counsel incurred in connection with this an Amendment of $10,000, which may be withheld by the Holder from the amounts released from the Blocked Account pursuant to Section 2(a).

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

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Company:

GENIUS GROUP LIMITED, as Company

By	/s/ Erez Simha
Name:	Erez Simha
Title:	CFO

Guarantors:

UNIVERSITY OF ANTELOPE VALLEY, INC., a California corporation, as a Guarantor

By	/s/ Erez Simha
Name:	Erez Simha
Title:	CFO

PROPERTY INVESTORS NETWORK LTD.,
a United Kingdom private limited company, as a Guarantor

By	/s/ Erez Simha
Name:	Erez Simha
Title:	CFO

MASTERMIND PRINCIPLES LIMITED,
a United Kingdom private limited company, as a Guarantor

By	/s/ Erez Simha
Name:	Erez Simha
Title:	CFO

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E-SQUARED EDUCATION ENTERPRISES (PTY) LTD, a South African private limited company, as a Guarantor

By	/s/ Erez Simha
Name:	Erez Simha
Title:	CFO

WEALTH DYNAMICS PTE LTD, a Singapore private limited company, as a Guarantor

By	/s/ Erez Simha
Name:	Erez Simha
Title:	CFO

ENTREPRENEUR RESORTS LIMITED,
a Seychelles public listed company, as a Guarantor

By	/s/ Erez Simha
Name:	Erez Simha
Title:	CFO

GENIUSU LTD, a Singapore private limited company, as a Guarantor

By	/s/ Erez Simha
Name:	Erez Simha
Title:	CFA

ENTREPRENEUR RESORTS PTE LIMITED, a Singapore private limited company, as a Guarantor

By	/s/ Erez Simha
Name:	Erez Simha
Title:	CFO

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PT. BALI XL VISION VILLA,
an Indonesian company, as a Guarantor

By	/s/ Erez Simha
Name:	Erez Simha
Title:	CFO

TAU GAME LODGE (PTY) LTD, a South African private limited company, as a Guarantor

By	/s/ Erez Simha
Name:	Erez Simha
Title:	CFO

MALTA GAME LODGE (PTY) LTD,
a South African private limited company, as a Guarantor

By	/s/ Erez Simha
Name:	Erez Simha
Title:	CFO

EDUCATION ANGELS IN HOME CHILDCARE LIMITED, a New Zealand private limited company, as a Guarantor

By	/s/ Erez Simha
Name:	Erez Simha
Title:	CFO

GENIUS GROUP USA INC., a Delaware corporation, as a Guarantor

By	/s/ Erez Simha
Name:	Erez Simha
Title:	CFO

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GENIUS CENTRAL SINGAPORE PTE LTD., a Singapore private limited company, as a Guarantor

By	/s/ Erez Simha
Name:	Erez Simha
Title:	CFO

TALENT DYNAMICS PATHWAY PTY LTD,
a United Kingdom private limited company, as a Guarantor

By	/s/ Erez Simha
Name:	Erez Simha
Title:	CFO

Holders:

ALTO OPPORTUNITY MASTER FUND, SPC – SEGREGATED MASTER PORTFOLIO B,
as a Holder and Collateral Agent

By	/s/ Waqas Khatri
Name:	Waqas Khatri
Title:	Director

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